Pacific Gas and Electric Company
		   U.S. Trustee Balance Sheet
		      As of April 30, 2001
		(in millions, except share amounts)


ASSETS
Current Assets
 Cash and cash equivalents						$   60
 Short-term investments							 2,783
 Accounts receivable:
  Customers (net of allowance for doubtful accounts of $54 million)	 1,171
  Related parties							    31
  Regulatory balancing accounts						    61
 Inventories:
  Gas stored underground and fuel oil					   147
  Materials and supplies						   134
 Income taxes receivable						   427
 Prepaid expenses and other						   237
									-------
 Total current assets						 	 5,051

Property, Plant, and Equipment
 Electric								16,352
 Gas									 7,695
 Construction work in progress						   305
									-------
 Total property, plant, and equipment (at original cost)		24,352
 Accumulated depreciation and decommissioning			       (11,310)
									-------
Net property, plant, and equipment					13,042

Other Noncurrent Assets
 Regulatory assets							 1,789
 Nuclear decommissioning funds						 1,300
 Other									 1,756
									-------
 Total noncurrent assets						 4,845
									-------
TOTAL ASSETS							       $22,938
									-------
									-------
LIABILITIES AND EQUITY
Liabilities
 Accounts payable
  Trade creditors						       $   281
  Related parties							    62
  Regulatory balancing accounts						   509
  Other									   292
 Risk management liabilities - current					    12
 Rate reduction bonds							 1,889
 Deferred income taxes							 1,000
 Deferred tax credits							   179
 Pre-petition Liabilities						15,472
 Other Liabilities							 2,346
 Total liabilities							22,042

Preferred Stock With Mandatory Redemption Provisions			  137

Stockholders' Equity
 Preferred stock without mandatory redemption provisions
  Nonredeemable--5% to 6%, outstanding 5,784,825 shares			  145
  Redeemable--4.36% to 7.04%, outstanding 5,973,456 shares		  149
 Common stock, $5 par value, authorized 800,000,000 shares;
  issued 321,314,760 shares						1,606
 Additional paid in capital						1,964
 Accumulated deficit						       (3,038)
 Accumulated other comprehensive loss					  (67)
								      --------
 Total stockholders' equity						  759
								      --------
 Commitments and Contingencies						   -
 								      --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY			      $22,938
								      -------
								      -------

			Pacific Gas and Electric Company
			  U.S. Trustee Balance Sheet
			     As of April 30, 2001


Notes:

1. These preliminary financial statements were prepared using certain assumptions and estimates. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement. Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

2. Certain reclassifications made for GAAP presentation purposes may not be included, such as reclassifications of regulatory assets with credit balances which would normally be moved to the liability section.

			Pacific Gas and Electric Company
			  U.S. Trustee Income Statement
			For the month ended April 30, 2001
			         (in millions)




	OPERATING REVENUES (see note 2)			$678

	OPERATING EXPENSES:
	Cost of Electric Energy				 217
	Cost of Gas					 190
	Operating and Maintenance			 204
	Depreciation, Decommissioning, and Amortization	  73
							------
	Total Operating Expenses			 684
							------

	OPERATING INCOME (LOSS)	 			  (6)
							------

	Interest Income (Expense)			 (67)
	Other Income and (Expense)			  (4)
							------

	PRE-TAX INCOME (LOSS)				 (77)
							------

	Income Taxes					 (33)
							------

	EARNINGS (LOSS)				        $(44)
							------
							------

			Pacific Gas and Electric Company
			 U.S. Trustee Income Statement
			For the month ended April 30, 2001


Notes:

1. These preliminary financial statements were prepared using certain assumptions and estimates. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement. Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

2. These preliminary financial statements were prepared using certain assumptions and estimates, including the estimated amount payable to the California Department of Water Resources (DWR) for power purchased by the DWR on behalf of retail customers during April 2001. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement.

3. Pacific Gas and Electric Company believes that in light of the Federal Energy Regulatory Commission's April 6, 2001 order which reaffirmed its February 14, 2001 order barring the California Independent System Operator
   (ISO) from charging the utility for its power purchases, the utility is not responsible for any ISO charges since it became non-creditworthy, except for an allocated share of the ISO's grid management charge.
   The amounts shown above do not include any estimated ISO charges after April 6, 2001, other than the estimated grid management charge, and the utility believes it is not responsible for any ISO charges since January 2001 when it became non-creditworthy. On June 13, 2001, the FERC denied requests for a rehearing of its April 6, 2001 order. In addition, the DWR has recently requested that the Utility pay the DWR the amount collected from customers for the DWR's out of market purchases made on behalf of the Utility's customers since January 17, 2001 pursuant to Assembly Bill 1X. The Utility believes it cannot be responsible for paying the ISO and for collecting on behalf of the DWR for the same kilowatt hours.

4. Items impacting comparability:			$millions
        Undercollected purchased power costs		    76
        Interest expense				    16
							-------
			   				   $92
							-------
							-------

			  Pacific Gas and Electric Company
			     U.S. Trustee Balance Sheet
				As of May 31, 2001
			(in millions, except share amounts)


ASSETS
Current Assets
 Cash and cash equivalents					  $        21
 Short-term investments							3,045
 Accounts receivable:
  Customers (net of allowance for doubtful accounts of $54 million)	  841
  Related parties							   36
  Regulatory balancing accounts						 (598)
 Inventories:
  Gas stored underground and fuel oil					  220
  Materials and supplies						  131
 Prepaid expenses and other						   82
								    ----------
 Total current assets							3,778

Property, Plant, and Equipment
 Electric							       16,684
 Gas									7,504
 Construction work in progress						  264
								    ----------
 Total property, plant, and equipment (at original cost)	       24,452
 Accumulated depreciation and decommissioning			      (11,408)
								    ----------
Net property, plant, and equipment				       13,044

Other Noncurrent Assets
 Regulatory assets							2,079
 Nuclear decommissioning trust funds					1,330
 Other									1,756
								    ----------
 Total noncurrent assets						5,165
								    ----------
TOTAL ASSETS	 						      $21,987
								    ----------
							 	    ----------

LIABILITIES AND EQUITY
Liabilities
 Accounts payable
  Trade creditors	 					$	  216
  Related parties	 						   82
  Other	 								  206
 Accrued taxes								 (331)
 Risk management liabilities - current				   	   10
 Rate reduction bonds							1,869
 Deferred income taxes							  998
 Deferred tax credits							  176
 Pre-petition secured debt						3,469
 Pre-petition liabilities						5,700
 Pre-petition financing debt						5,715
 Other liabilities							2,767
								    ----------
 Total liabilities 						       20,877

Preferred Stock With Mandatory Redemption Provisions			  137

Stockholders' Equity
 Preferred stock without mandatory redemption provisions
  Nonredeemable--5% to 6%, outstanding 5,784,825 shares			  145
  Redeemable--4.36% to 7.04%, outstanding 5,973,456 shares		  149
 Common stock, $5 par value, authorized 800,000,000 shares;
  issued 321,314,760 shares						1,606
 Additional paid in capital						1,964
 Accumulated deficit						       (2,834)
 Accumulated other comprehensive loss					  (57)
								    ----------
 Total stockholders' equity						  973
								    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	 		      $21,987
								    ----------
								    ----------

			Pacific Gas and Electric Company
			  U.S. Trustee Balance Sheet
			      As of May 31, 2001

Notes:

1. These preliminary financial statements were prepared using certain assumptions and estimates. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement. Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

2. Certain reclassifications made for GAAP presentation purposes may not be included such as reclassifications of regulatory assets with credit balances which would normally be moved to the liability section.

3. Pre-petition liabilities declined in May due to court authorized payments and reclassifications.

			Pacific Gas and Electric Company
			 U.S. Trustee Income Statement
			For the month ended May 31, 2001
		   and the period April 6 through May 31, 2001
				(in millions)


		 					 May 	  Case
							2001 	 to Date

	OPERATING REVENUES	 			$788 	 $1,338

	OPERATING EXPENSES:
	Cost of Electric Energy	 			 (89)	     39
	Cost of Gas					 187 	    370
	Operating and Maintenance	 		 209 	    362
	Depreciation, Decommissioning, and Amortization   75 	    102
							-----------------
	Total Operating Expenses	 		 382 	    873
							-----------------

	OPERATING INCOME (LOSS)	 			 406 	    465
							-----------------

	Interest Income (Expense)			 (68)	   (127)
	Other Income and (Expense)	 		  (4)	     (5)
							-----------------

	PRE-TAX INCOME (LOSS)				  334 	    333
							-----------------

	Income Taxes	 				  130 	    143
							-----------------

	EARNINGS (LOSS)					  $204     $190
							-----------------
							-----------------

			Pacific Gas and Electric Company
			  U.S. Trustee Income Statement
			For the month ended May 31, 2001
		    and the period April 6 through May 31, 2001


Notes:

1. These preliminary financial statements were prepared using certain assumptions and estimates. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement. Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

2. These preliminary financial statements were prepared using certain assumptions and estimates, including the estimated amount payable to the California Department of Water Resources (DWR) for power purchased by the DWR on behalf of retail customers during April and May 2001. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement.

3. Pacific Gas and Electric Company believes that in light of the Federal Energy Regulatory Commission's April 6, 2001 order which reaffirmed its February 14, 2001 order barring the California Independent System Operator
   (ISO) from charging the utility for its power purchases, the utility is not responsible for any ISO charges since it became non-creditworthy, except for an allocated share of the ISO's grid management charge.
   The amounts shown above do not include any estimated ISO charges after April 6, 2001, other than the estimated grid management charge, and the utility believes it is not responsible for any ISO charges since January 2001 when it became non-creditworthy. On June 13, 2001, the FERC denied requests for a rehearing of its April 6, 2001 order. In addition, the DWR has recently requested that the Utility pay the DWR the amount collected from customers for the DWR's out of market purchases made on behalf of the Utility's customers since January 17, 2001 pursuant to Assembly Bill 1X. The Utility believes it cannot be responsible for paying the ISO and for collecting on behalf of the DWR for the same kilowatt hours.

4. May activity reflects true-up of prior months' power purchase invoices and accruals.

5. Items impacting comparability:			$millions
        Purchased power cost true-ups		         (175)
        Interest expense				   15
							------
					 		$(160)
							------
							------